Exhibit 99.1

Jabil Posts First Quarter Results

Also Announces $200 Million Stock Repurchase Authorization

St. Petersburg, FL – December 17, 2013. Today Jabil Circuit, Inc. (NYSE: JBL), announced preliminary, unaudited financial results for its first quarter of fiscal year 2014.

The company reported first quarter revenue of $4.6 billion.

Jabil’s three reporting segments delivered the following revenue results for the company’s first fiscal quarter:

•	Diversified Manufacturing: $2.3 billion.

•	Enterprise & Infrastructure: $1.3 billion.

•	High Velocity: $1.0 billion.

Generally accepted accounting principles (GAAP) operating income for the first quarter was $172.7 million and GAAP diluted earnings per share were $0.57. The company indicated that $21.3 million in restructuring costs during the quarter impacted GAAP operating income.

Core operating income results, excluding amortization of intangibles, stock-based compensation and related charges and restructuring and related charges, was $177.1 million and core diluted earnings per share was $0.51.

(Definitions used: “GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries and acquisition costs and purchase accounting adjustments. Jabil defines core earnings as GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, acquisition costs and purchase accounting adjustments, certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares determined under GAAP. Jabil calculates core return on invested capital by annualizing its after-tax core operating income for its most recently-ended quarter and dividing that by a two quarter average net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its GAAP operating income, its calculation of core earnings and core diluted earnings per share to its GAAP net income and GAAP earnings per share, its calculation of core return on invested capital and additional information in the supplemental information.)

Quarterly Results	Q1 2014	Q1 2013
Net revenue	$4.6 billion	$4.6 billion
GAAP operating income	$172.7 million	$170.3 million
GAAP net income	$117.9 million	$105.8 million
GAAP diluted earnings per share	$0.57	$0.51
GAAP return on invested capital	18.3%	20.6%
Core operating income	$177.1 million	$192.5 million
Core earnings	$105.4 million	$127.8 million
Core diluted earnings per share	$0.51	$0.61
Core return on invested capital	16.8%	24.0%

Business Update

Jabil provided guidance for its second fiscal quarter of 2014, which began on December 1, 2013.

Net revenue	$3.5 billion to $3.7 billion
Core operating income	$40 million to $80 million
Core earnings per share	$0.05 to $0.15 per diluted share
GAAP operating (loss) income	($17) million to $33 million
GAAP (loss) per share	($0.20) to ($0.06) per diluted share

(GAAP earnings per share for the second quarter of fiscal year 2014 are currently estimated to include $0.03 per share for amortization of intangibles, $0.07 per share for stock-based compensation and $0.15 to $0.11 per share for restructuring and related charges.)

Year over Year Second Quarter Segment Revenue Guidance:

•	Diversified Manufacturing Services to decrease 25 percent.

•	Enterprise & Infrastructure consistent.

•	High Velocity to decline 25 percent.

Beyond the segment guidance, the company also announced that its Board of Directors has authorized the repurchase of up to $200 million of the company’s common stock over the next 12 months. The shares will be repurchased from time-to-time in open market transactions at the Company’s discretion, subject to market conditions and other factors.

FORWARD LOOKING STATEMENT: This news release contains forward-looking statements, including those regarding our anticipated financial results for our first quarter of fiscal year 2014; our currently expected second quarter of fiscal year 2014 net revenue (including that of our segments), core operating income, GAAP operating income, core and GAAP earnings per share results and the components thereof; and our potential repurchases of our common stock. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our first quarter of fiscal year 2014 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein;; fluctuations in our stock’s market price; fluctuations in operating results and cash flows; unexpected, adverse seasonal impacts on demand; changes in macroeconomic conditions, both in the U.S. and internationally; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2013, subsequent Reports on Forms 10-Q and 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP financial measures, Jabil provides supplemental, non-GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable GAAP measures. The non-GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, impairment of notes receivable and related charges, goodwill impairment charges, certain distressed customer charges, settlement of receivables and related charges, loss on disposal of subsidiaries, acquisition costs and purchase accounting adjustments, certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss the first fiscal quarter 2014 earnings today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available December 17, 2013 at approximately 7:30 p.m. ET through midnight on December 31, 2013. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 20315410. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is an electronic product solutions company providing comprehensive electronics design, manufacturing and aftermarket product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 31 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Investor & Media Contact:

Beth Walters

Senior Vice President, Investor Relations & Communications

Jabil Circuit, Inc.

(727) 803-3511

beth_walters@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	November 30,
	2013 (Unaudited)	August 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$769,223	$1,011,373
Accounts receivable, net	1,430,997	1,281,425
Inventories	2,166,797	2,302,155
Prepaid expenses and other current assets	1,165,090	1,165,984
Income taxes receivable	26,280	13,048
Deferred income taxes	50,308	46,260

Total current assets	5,608,695	5,820,245
Property, plant and equipment, net	2,474,466	2,395,598
Goodwill and intangible assets, net	762,666	740,435
Deferred income taxes	87,170	94,069
Other assets	96,405	103,434

Total assets	$9,029,402	$9,153,781

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$117,230	$215,536
Accounts payable	3,185,090	3,301,235
Accrued expenses	1,351,125	1,301,078
Income taxes payable	18,129	40,332
Deferred income taxes	7,836	6,253

Total current liabilities	4,679,410	4,864,434
Notes payable, long-term debt and capital lease obligations, less current installments	1,677,824	1,690,426
Other liabilities	85,242	89,813
Income tax liabilities	90,490	80,368
Deferred income taxes	78,688	73,173

Total liabilities	6,611,654	6,798,214

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	242	238
Additional paid-in capital	1,828,111	1,853,409
Retained earnings	1,172,105	1,071,175
Accumulated other comprehensive income	93,914	81,248
Treasury stock, at cost	(703,500)	(670,783)

Total Jabil Circuit, Inc. stockholders’ equity	2,390,872	2,335,287

Noncontrolling interests	26,876	20,280

Total equity	2,417,748	2,355,567

Total liabilities and equity	$9,029,402	$9,153,781

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30,	November 30,
	2013	2012
Net revenue	$4,611,442	$4,637,018
Cost of revenue	4,242,672	4,286,423

Gross profit	368,770	350,595
Operating expenses:
Selling, general and administrative	158,095	169,600
Research and development	9,054	7,263
Amortization of intangibles	7,678	3,451
Restructuring and related charges	21,275	—

Operating income	172,668	170,281
Interest and other, net	33,822	30,663

Income before income tax	138,846	139,618
Income tax expense	20,781	34,034

Net income	118,065	105,584
Net income (loss) attributable to noncontrolling interests, net of income tax expense	143	(263)

Net income attributable to Jabil Circuit, Inc.	$117,922	$105,847

Earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic	$0.58	$0.52

Diluted	$0.57	$0.51

Weighted average shares outstanding:
Basic	204,762	204,318

Diluted	206,813	207,816

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended
	November 30, 2013	November 30, 2012
Cash flows from operating activities:
Net income	$118,065	$105,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	125,596	95,203
Recognition of stock-based compensation expense and related charges	(24,566)	18,803
Deferred income taxes	(5,429)	(1,288)
Restructuring and related charges	782	—
Excess tax benefits related to stock awards	(714)	(330)
Other, net	3,691	3,116
Changes in operating assets and liabilities:
Accounts receivable	(146,619)	(308,487)
Inventories	137,407	(195,316)
Prepaid expenses and other current assets	1,323	10,256
Other assets	(6,136)	233
Accounts payable and accrued expenses	(73,700)	424,119
Income taxes payable	(11,994)	21

Net cash provided by operating activities	117,706	151,914

Cash flows from investing activities:
Acquisition of property, plant and equipment	(202,992)	(166,485)
Proceeds from sale of property, plant and equipment	5,819	1,981

Net cash used in investing activities	(197,173)	(164,504)

Cash flows from financing activities:
Borrowings under debt agreements	2,066,000	776,517
Payments towards debt agreements	(2,180,326)	(787,196)
Dividends paid to stockholders	(19,261)	(18,551)
Cash paid to purchase noncontrolling interest	(1,720)	—
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	—	3,201
Payments to acquire treasury stock	—	(129,262)
Treasury stock minimum tax withholding related to vesting of restricted stock	(32,717)	(19,908)
Capital contribution to noncontrolling interest	—	317
Excess tax benefit related to stock awards	714	330
Bank overdraft	3,396	—

Net cash used in financing activities	(163,914)	(174,552)

Effect of exchange rate changes on cash and cash equivalents	1,231	(80)

Net decrease in cash and cash equivalents	(242,150)	(187,222)
Cash and cash equivalents at beginning of period	1,011,373	1,217,256

Cash and cash equivalents at end of period	$769,223	$1,030,034

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended
	November 30,	November 30,
	2013	2012
Operating income (GAAP)	$172,668	$170,281
Amortization of intangibles	7,678	3,451
Stock-based compensation expense and related charges	(24,566)	18,803
Restructuring and related charges	21,275	—

Core operating income (Non-GAAP)	$177,055	$192,535

Net income attributable to Jabil Circuit, Inc. (GAAP)	$117,922	$105,847
Amortization of intangibles, net of tax	3,066	3,318
Stock-based compensation expense and related charges, net of tax	(24,598)	18,593
Restructuring and related charges, net of tax	18,067	—
Acquisition costs and purchase accounting adjustments, net of tax	(9,064)	—

Core earnings (Non-GAAP)	$105,393	$127,758

Earnings per share: (GAAP)
Basic	$0.58	$0.52

Diluted	$0.57	$0.51

Core earnings per share: (Non-GAAP)
Basic	$0.51	$0.63

Diluted	$0.51	$0.61

Weighted average shares outstanding used in the calculations of earnings per share (GAAP and Non-GAAP):
Basic	204,762	204,318

Diluted	206,813	207,816

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL AND

CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax GAAP operating income” for its most recently-ended quarter and dividing that by a two quarter average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-GAAP core operating income” for its most recently-ended quarter and dividing that by a two quarter average of its “net invested capital asset base.”

The Company calculates: (1) its “after-tax GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its GAAP operating income and (2) its “after-tax non-GAAP core operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its non-GAAP core operating income. See elsewhere in this earnings release for a reconciliation of the Company’s non-GAAP core operating income to its GAAP operating income.

The Company calculates “net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of (1) its stockholders’ equity, (2) the non-current portion of its notes payable, long-term debt and capital lease obligations and (3) the current portion of its notes payable, long-term debt and capital lease obligations, less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-GAAP core operating income”:

	Three months ended
	November 30,	November 30,
	2013	2012
Numerator:
Operating income (GAAP)	$172,668	$170,281
Tax effect (1)	(20,857)	(34,292)

After-tax operating income	151,811	135,989
	x4	x4

Annualized after-tax operating income	$607,244	$543,956

Core operating income (Non-GAAP)	$177,055	$192,535
Tax effect (2)	(37,831)	(34,602)

After-tax core operating income	139,224	157,933
	x4	x4

Annualized after-tax core operating income	$556,896	$631,732

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity (3)	$2,363,080	$2,089,385
Average notes payable, long-term debt and capital lease obligations, less current installments (3)	1,684,125	1,657,192
Average current installments of notes payable, long-term debt and capital lease obligations (3)	166,383	13,841
Average cash and cash equivalents (3)	(890,298)	(1,123,645)

Net invested capital asset base	$3,323,290	$2,636,773

Return on Invested Capital (GAAP)	18.3%	20.6%
Adjustments noted above	(1.5)%	3.4%
Core Return on Invested Capital (Non-GAAP)	16.8%	24.0%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.